UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2019

Cactus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38390	35-2586106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024

(Address of Principal Executive Offices)

(Zip Code)

(713) 626-8800

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☒

Item 5.07                   Submission of Matters to a Vote of Security Holders.

Cactus, Inc. (the “Company”) held its 2019 annual meeting of stockholders (the “Annual Meeting”) on May 22, 2019 in Houston, Texas. A total of 72,050,562 shares of the Company’s Class A Common Stock and Class B Common Stock were present or represented by proxy at the Annual Meeting, representing approximately 96% of the 75,109,921 shares of Class A Common Stock and Class B Common Stock issued and outstanding on the record date for the Annual Meeting. At the Annual Meeting, stockholders of the Company voted on and approved the proposals set forth below:

Proposal 1: To elect to the board of directors of the Company two Class II directors. The stockholders of the Company duly elected Joel Bender and Alan Semple as Class II directors of the Company, to serve for three-year terms expiring at the 2022 annual meeting of stockholders and until either they are re-elected or their successors are elected or qualified or until their earlier death, resignation or removal. The results of the voting were as follows:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Joel Bender	58,634,780	10,365,785	3,049,997
Alan Semple	52,904,061	16,096,504	3,049,997

Proposal 2: To approve the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The stockholders of the Company ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,038,023	12,539	0	0

Proposal 3: To approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as set forth in the proxy statement for the Annual Meeting (a “say-on-pay vote”). The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,764,877	1,229,826	5,862	3,049,997

Proposal 4: To approve, on a non-binding, advisory basis, the frequency with which stockholders of the Company shall be entitled to have say-on-pay votes (a “say-on-frequency vote”). The Company’s stockholders voted, on a non-binding, advisory basis, to hold a say-on-pay vote every three years. The results of the voting were as follows:

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
33,531,144	19,543	35,438,648	11,230	3,049,997

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2019
Cactus, Inc.

	By:	/s/ Stephen Tadlock
	Name:	Stephen Tadlock
	Title:	Vice President, Chief Financial Officer and Treasurer

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